Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Global Index Allocation 75/25 Portfolio

(the “Portfolio”)

Supplement dated July 9, 2018,

to the Portfolio’s Summary Prospectus dated May 1, 2018

Effective May 1, 2018:

The chart following the third paragraph of the section titled “Portfolio Summary: SA Global Index Allocation 75/25 Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

Underlying Portfolios	% of Total Portfolio

Equity	75%
SA Large Cap Index Portfolio	28%
SA Mid Cap Index Portfolio	6%
SA Small Cap Index Portfolio	4%
SA International Index Portfolio	32%
SA Emerging Markets Equity Index Portfolio	5%

Fixed Income	25%
SA Fixed Income Index Portfolio	12.5%
SA Fixed Income Intermediate Index Portfolio	12.5%

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.